EXHIBIT 99.1

PRESS RELEASE
FIDELITY NATIONAL INFORMATION SERVICES, INC.
REPORTS STRONG FOURTH QUARTER AND
FULL YEAR 2006 RESULTS
Fourth Quarter Pro Forma Revenue Growth of 12.5%
     Jacksonville, Fla. — February 6, 2007 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the fourth quarter of 2006. Consolidated revenue increased to $1.1 billion, net earnings increased to $75.1 million and net earnings per diluted share was $0.39. For the full year 2006, consolidated revenue increased to $4.1 billion, net earnings increased to $259.1 million and net earnings per diluted share was $1.37. In accordance with Generally Accepted Accounting Principles (“GAAP”), these results reflect the combination between FIS and Certegy Inc. as of February 1, 2006, the effective date of the merger.
     “FIS reported excellent fourth quarter results with pro forma revenue growth of 12.5%, EBITDA growth of 11.0% and adjusted cash earnings of $0.58 per diluted share,” stated FIS Chairman William P. Foley, II. For the full year 2006, the company reported pro forma revenue growth of 8.8% and adjusted pro forma EBITDA growth of 10.6%. “We are extremely pleased with the outstanding results we achieved in 2006, which was our first year as a new public company. Our strong operating performance provides an excellent foundation for the continued growth and success of our company.”
     FIS’ operating results are presented on a GAAP and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ pro forma results reflect a January 1, 2005, effective date for the merger between FIS and Certegy, the March 2005 recapitalization and sale of minority interests by FIS. Additionally, the adjusted pro forma results exclude merger and acquisition and integration expenses. Reconciliations between GAAP and pro forma results are provided in the attachments to this press release, which are posted on the company’s website at http://www.fidelityinfoservices.com.

GAAP	4th Quarter	4th Quarter
(amounts in millions)	2006	2005
Total Revenue	$1,129.1 million	$707.7 million
Net Earnings	$75.1 million	$45.5 million
Net Earnings Per Diluted Share	$0.39	$0.35

Adjusted Pro Forma (see Appendix A)	4th Quarter	4th Quarter	%
(amounts in millions)	2006	2005	Chg
Total Revenue	$1,129.1 million	$1,003.6 million	12.5%
EBITDA	$294.8 million	$265.6 million	11.0%
Net Earnings	$84.3 million	$71.7 million	17.7%
Net Earnings Per Diluted Share	$0.43	$0.37	16.2%
Cash Earnings	$111.9 million	$100.8 million	11.0%
Cash Earnings Per Diluted Share	$0.58	$0.52	11.5%
     FIS presents its financial results in accordance with GAAP. However, in order to provide the investment community with a broader means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other tax-adjusted purchase price amortization (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
Pro Forma Segment Information
     FIS’ Transaction Processing Services generated revenue of $694.7 million, or 16.1% over the prior-year period, driven by 55.0% growth in International, 8.9% growth in Enterprise Solutions and 8.6% growth in Integrated Financial Solutions. The company’s new item processing operation in Brazil, new account wins and deeper penetration of the existing customer base contributed to the strong revenue growth. Transaction Processing Services’ EBITDA increased 16.6% over the prior-year quarter to $179.2 million. The EBITDA margin of 25.8% was comparable to the fourth quarter of 2005, and 160 basis points above the third quarter 2006 EBITDA margin.
     Lender Processing Services revenue increased 7.9% to $437.1 million, driven by 10.6% growth in Information Services, which continues to benefit from strong results within the default solutions and appraisal product lines. Lender Processing Services’ EBITDA was $138.8 million, or 0.6%, below the prior year quarter. The EBITDA margin was 31.7% compared to 34.4% in the prior year. The declines in EBITDA and the EBITDA margin are primarily the result of strong growth in lower margin product lines, lower tax processing volumes and a decline in revenue from the company’s investment property exchange services.

     Additional segment and pro forma information is provided in the following table:

Segment Revenues	4th Quarter	4th Quarter
(amounts in millions)	2006	2005	% Chg.

Transaction Processing Services:
Integrated Financial Solutions	$285.3	$262.7	8.6%
Enterprise Solutions	270.4	248.3	8.9%
International	141.0	91.0	55.0%
Other	(2.0)	(3.4)	—

	$694.7	$598.6	16.1%

Lender Processing Services:
Mortgage Processing	$92.5	$94.0	(1.6)%
Information Outsourcing	344.7	311.6	10.6%
Other	(0.1)	(0.3)	—

	$437.1	$405.3	7.9%

Corporate	$(2.8)	$(0.3)	—

Total FIS	$1,129.1	$1,003.6	12.5%

     Pro forma corporate expense for the fourth quarter of 2006 totaled $23.3 million. The $4.5 million, or 16.1%, decline from the prior-year quarter was primarily attributable to the consolidation of duplicate administrative functions. Pro forma interest expense for the quarter increased $8.2 million to $50.8 million, driven primarily by higher interest rates. The effective tax rate was 37.1% for the quarter.
2007 Outlook
     FIS provided its outlook for 2007 as follows:
•	Revenue growth of 7% to 9%, compared to pro forma revenue of $4.2 billion in 2006.

•	Pro forma earnings per diluted share of $1.97 to $2.03, compared to $1.52 in 2006;

•	Pro forma cash earnings per diluted share of $2.47 to $2.53, compared to $2.10 in 2006;

•	Pro forma EBITDA growth of 10% to 12%, compared to pro forma EBITDA of $1.1 billion in 2006;

•	Capital expenditures of approximately $300 million.

•	Pro forma free cash flow, which the company defines as net earnings plus depreciation and amortization less capital expenditures, of $530 million to $560 million.
     The company’s 2007 guidance includes after-tax stock option expense of approximately $21.5 million, or $0.11 per diluted share. This compares to after-tax stock option expense of $31.4 million in 2006, which included $12.1 million, or $0.06 per diluted share in comparable expense, and $19.3 million in non-recurring performance based and accelerated stock option expense. The guidance excludes the remaining integration costs associated with the February 1, 2006, combination of FIS and Certegy Inc., and the previously announced first quarter 2007 non-cash charge of approximately $17.2 million after tax, or $0.09 per diluted share, incurred in conjunction with refinancing the company’s credit facilities, which was completed January 18, 2007.
     FIS will host a call with investors and analysts to discuss first quarter results on Wednesday, February 7, 2007, beginning at 8:30 a.m. Eastern daylight time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 800-288-8961 (USA) or 612-332-0107 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through February 14, 2007, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 859909.
About Fidelity National Information Services
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top 10. Approximately 50 percent of all U.S. residential mortgages are processed using FIS software. FIS is a member of Standard and Poor’s (S&P) 500® Index and has been ranked the number one banking service provider in the world by American Banker and the research firm Financial Insights and the number two overall financial technology provider in the annual FinTech 100 rankings. Headquartered in Jacksonville, Fla., FIS maintains a strong global presence, serving more than 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
FIS-e
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282,
mary.waggoner@fnf.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED RESULTS FOR THE QUARTERS
AND YEARS ENDING DECEMBER 31, 2006 AND 2005
(In thousands)

	Three months Ending December 31,		Twelve Months Ending December 31,
	2006	2005	2006	2005
Processing and services revenues	$1,129,069	$707,683	$4,132,602	$2,766,085

Cost of revenues	814,932	461,912	2,929,567	1,793,285
Selling, general, and administrative expenses	121,209	109,702	505,528	422,623
Research and development costs	28,019	27,714	105,580	113,498

Operating income	164,909	108,355	591,927	436,679

Other income (expense)
Interest income	845	1,566	4,746	6,392
Realized gains and losses	1,613	(1,846)	(224)	(4,237)
Interest expense	(50,801)	(39,421)	(192,819)	(126,778)

Total other income (expense)	(48,343)	(39,701)	(188,297)	(124,623)

Earnings before income taxes, equity earnings and minority interest	116,566	68,654	403,630	312,056
Income tax expense	43,235	25,539	150,150	116,085
Equity in earnings of unconsolidated entities	(2,014)	(650)	(5,792)	(5,029)
Minority interest	225	(1,721)	185	4,450

Net earnings	$75,120	$45,486	$259,087	$196,550

Net earnings per share-basic	$0.39	$0.36	$1.39	$1.54

Weighted average shares outstanding-basic	190,534	127,920	185,926	127,920

Net earnings per share-diluted	$0.39	$0.35	$1.37	$1.53

Weighted average shares outstanding-diluted	194,521	129,657	189,196	128,354

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005
EBITDA Detail

2006 Q4	FIS
Net Earnings	$75,120
+ Interest Expense	50,801
+ Minority Interest	225
+ Income Taxes	43,235
+ Depreciation/Amort	115,246
- Interest Income	(845)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(2,014)
- Other (Income) Expense	(1,613)

EBITDA	$280,155

EBITDA Margin

2006 Q4	FIS
EBITDA	$280,155
Revenue	$1,129,069
EBITDA Margin	24.8%
EBIT Detail

2006 Q4	FIS
Net Earnings	$75,120
+ Interest Expense	50,801
+ Minority Interest	225
+ Income Taxes	43,235
- Interest Income	(845)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(2,014)
- Other (Income) Expense	(1,613)

EBIT	$164,909

EBIT Margin

2006 Q4	FIS
EBIT	$164,909
Revenue	$1,129,069
EBIT Margin	14.6%
Adjusted Diluted EPS

2006 Q4	FIS
Net Earnings	$75,120
Adjusted EPS	$0.39
Diluted Shares Outstanding	194,521
Cash Earnings

2006 Q4	FIS
Net Earnings	$75,120
+ Tax Adjusted Purchase Price Amortization	27,601

Cash Earnings	$102,721

Diluted Cash EPS	$0.53
Diluted Shares Outstanding	194,521
Free Cash Flow

2006 Q4	FIS
Net Earnings	$75,120
+ Depreciation/Amort	115,246
- Capital Expenditures	(83,663)

Free Cash Flow	$106,703

2006 Q4
Stock Compensation	$12,853

Financial Measures Excluding Selected Items
EBITDA	$280,155
M&A and Integration costs	14,595

EBITDA, excluding selected items	$294,750

Net Earnings	$75,120
M&A and Integration Costs, net of tax	9,165

Net Earnings, excluding selected items	$84,285

Net Earnings per diluted share	$0.39
M&A and Integration costs per share	0.04

Net Earnings per diluted share, excluding selected items	$0.43

Net Earnings, excluding selected items	$84,285
+ Tax Adjusted Purchase Price Amortization	27,601

Cash Earnings, excluding selected items	$111,886

Net Earnings per diluted share, excluding selected items	$0.43
+ Tax Adjusted Purchase Price Amortization-per share	0.15

Cash Earnings per diluted share, excluding selected items	$0.58

Net Earnings, excluding selected items	$84,285
+ Depreciation/Amort	$115,246
- Capital Expenditures	(83,663)

Free Cash Flow, excluding selected items	$115,868

2005 Q4	FIS	CEY	ADJ	Pro Forma
Net Earnings	$45,486	$36,301	$(10,135)	$71,652
+ Interest Expense	39,421	3,155	—	42,576
+ Minority Interest	(1,721)	—	—	(1,721)
+ Income Taxes	25,539	22,958	(6,003)	42,494
+ Depreciation/Amort	77,752	13,506	20,570	111,828
- Interest Income	(1,566)	(2,435)	—	(4,001)
- Equity in (Earnings) Loss of Non-Consolidated
Entities, net of tax	(650)	117	—	(533)
- Other (Income) Expense	1,846	1,412	—	3,258

EBITDA	$186,107	$75,014	$4,432	$265,553

2005 Q4	FIS	CEY	ADJ	Pro Forma
EBITDA	$186,107	$75,014	$4,432	$265,553
Revenue	$707,683	$295,886	$—	$1,003,569
EBITDA Margin	26.3%	25.4%		26.5%

2005 Q4	FIS	CEY	ADJ	Pro Forma
Net Earnings	$45,486	$36,301	$(10,135)	$71,652
+ Interest Expense	39,421	3,155	—	42,576
+ Minority Interest	(1,721)	—	—	(1,721)
+ Income Taxes	25,539	22,958	(6,003)	42,494
- Interest Income	(1,566)	(2,435)	—	(4,001)
- Equity in (Earnings) Loss of Non-Consolidated
Entities, net of tax	(650)	117	—	(533)
- Other (Income) Expense	1,846	1,412	—	3,258

EBIT	$108,355	$61,508	$(16,138)	$153,725

2005 Q4
	FIS	CEY	ADJ	Pro Forma
EBIT	$108,355	$61,508	$(16,138)	$153,725
Revenue	$707,683	$295,886	$—	$1,003,569
EBIT Margin	15.3%	20.8%		15.3%

2005 Q4	FIS	CEY	ADJ	Pro Forma
Net Earnings	$45,486	$36,301	$(10,135)	$71,652
Adjusted EPS	$0.35			$0.37
Diluted Shares Outstanding	129,657			193,453

2005 Q4	FIS	CEY	ADJ	Pro Forma
Net Earnings	$45,486	$36,301	$(10,135)	$71,652
+ Tax Adjusted Purchase Price Amortization	17,876	680	10,606	29,162

Cash Earnings	$63,362	$36,981	$471	$100,814

Diluted Cash EPS	$0.49			$0.52
Diluted Shares Outstanding	129,657	—	—	193,453

2005 Q4	FIS	CEY	ADJ	Pro Forma
Net Earnings	$45,486	$36,301	$(10,135)	$71,652
+ Depreciation/Amort	77,752	13,506	20,570	111,828
- Capital Expenditures	(58,168)	(20,683)	—	(78,851)

Free Cash Flow	$65,070	$29,124	$10,435	$104,629

2005 Q4
Stock Compensation	$4,350	$3,005	$(3,005)	$4,350

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005
EBITDA Detail

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$259,087	$(42,523)	(3,708)	$212,856
+ Interest Expense	192,819	1,081	—	193,900
+ Minority Interest	185	—	—	185
+ Income Taxes	150,150	(26,396)	(2,626)	121,128
+ Depreciation/Amort	433,550	4,274	6,856	444,680
- Interest Income	(4,746)	—	—	(4,746)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(5,792)	—		(5,792)
- Other (Income) Expense	224	123		347

EBITDA	$1,025,477	$(63,441)	$522	$962,558

EBITDA Margin

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$1,025,477	$(63,441)	$522	$962,558
Revenue	$4,132,602	$92,915	$—	$4,225,517
EBITDA Margin	24.8%	-68.3%		22.8%
EBIT Detail

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$259,087	$(42,523)	$(3,708)	$212,856
+ Interest Expense	192,819	1,081	—	193,900
+ Minority Interest	185	—	—	185
+ Income Taxes	150,150	(26,396)	(2,626)	121,128
- Interest Income	(4,746)	—	—	(4,746)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(5,792)	—	—	(5,792)
- Other (Income) Expense	224	123	—	347

EBIT	$591,927	$(67,715)	$(6,334)	$517,878

EBIT Margin

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$591,927	$(67,715)	$(6,334)	$517,878
Revenue	$4,132,602	$92,915	$—	$4,225,517
EBIT Margin	14.3%	-72.9%		12.3%
Adjusted Diluted EPS

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$259,087	$(42,523)	$(3,708)	$212,856
Adjusted EPS	$1.37			$1.09
Diluted Shares Outstanding	189,196			194,653

Cash Earnings

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$259,087	$(42,523)	$(3,708)	$212,856
+ Tax Adjusted Purchase Price Amortization	$109,467	233	3,524	113,224

Cash Earnings	$368,554	$(42,290)	$(184)	$326,080

Diluted Cash EPS	$1.95			$1.68
Diluted Shares Outstanding	189,196			194,653
Free Cash Flow

2006 Full Year	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$259,087	$(42,523)	$(3,708)	$212,856
+ Depreciation/Amort	433,550	4,274	6,856	444,680
- Capital Expenditures	(300,197)	(5,200)	—	(305,397)

Free Cash Flow	$392,440	$(43,449)	$3,148	$352,139

2006 Full Year
Stock Compensation	$50,074	$552	$(552)	$50,074

Pro Forma Measures Excluding Selected Items
Pro Forma EBITDA	$962,558
M&A and Integration costs	108,945
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding selected items	$1,095,633

Pro Forma Net Earnings	212,856
M&A and Integration Costs, net of tax	67,654
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding selected items	$295,398

Weighted Average Shares	189,196
Adjustment as if transaction took place 1/1/2005	5,457

Pro Forma Weighted Average Shares	194,653

Pro Forma Net Earnings per diluted share	$1.09
M&A and Integration costs per share	0.35
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding selected items	$1.52

Net Earnings, excluding selected items	295,398
+ Tax Adjusted Purchase Price Amortization	113,224

Cash Earnings, excluding selected items	408,622

Net Earnings per diluted share, excluding selected items	1.52
+ Tax Adjusted Purchase Price Amortization-per share	0.58

Cash Earnings per diluted share, excluding selected items	$2.10

Net Earnings, excluding selected items	$295,398
+ Depreciation/Amort	444,680
- Capital Expenditures	(305,397)

Free Cash Flow, excluding selected items	$434,681

2005 Full Year	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(52,616)	$249,448
+ Interest Expense	126,778	12,832	21,031	160,641
+ Minority Interest	4,450	—	(2,368)	2,082
+ Income Taxes	116,085	68,927	(32,571)	152,441
+ Depreciation/Amort	299,638	51,858	83,969	435,465
- Interest Income	(6,392)	(2,435)	—	(8,827)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(5,029)	117	—	(4,912)
- Other (Income) Expense	4,237	—	—	4,237

EBITDA	$736,317	$236,813	$17,445	$990,575

2005 Full Year	FIS	CEY	ADJ	Pro Forma
EBITDA	$736,317	$236,813	$17,445	$990,575
Revenue	$2,766,085	$1,117,141	$—	$3,883,226
EBITDA Margin	26.6%	21.2%		25.5%

2005 Full Year	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(52,616)	$249,448
+ Interest Expense	126,778	12,832	21,031	160,641
+ Minority Interest	4,450	—	(2,368)	2,082
+ Income Taxes	116,085	68,927	(32,571)	152,441
- Interest Income	(6,392)	(2,435)	—	(8,827)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(5,029)	117	—	(4,912)
- Other (Income) Expense	4,237	—	—	4,237

EBIT	$436,679	$184,955	$(66,524)	$555,110

2005 Full Year	FIS	CEY	ADJ	Pro Forma
EBIT	$436,679	$184,955	$(66,524)	$555,110
Revenue	$2,766,085	$1,117,141	$—	$3,883,226
EBIT Margin	15.8%	16.6%		14.3%

2005 Full Year	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(52,616)	$249,448
Adjusted EPS	$1.53			$1.30
Diluted Shares Outstanding	128,354			191,580

2005 Full Year	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(52,616)	$249,448
+ Tax Adjusted Purchase Price Amortization	78,733	2,721	42,425	123,879

Cash Earnings	$275,283	$108,235	$(10,191)	$373,327

Diluted Cash EPS	$2.14			$1.95
Diluted Shares Outstanding	128,354	—	—	191,580

2005 Full Year	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(52,616)	$249,448
+ Depreciation/Amort	299,638	51,858	83,969	435,465
- Capital Expenditures	(238,665)	(63,566)	—	(302,231)

Free Cash Flow	$257,523	$93,806	$31,353	$382,682

2005 Full Year
Stock Compensation	$20,367	$12,205	$(12,205)	$20,367

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Twelve Months Ended December 31, 2006
(In thousands Except Per Share Data)

					Tax Adjusted
			Pro Forma		Purchase Price
	Certegy-Jan	FIS	Adjustments	Pro Forma	Amortization	Cash Earnings
Total revenue	$92,915	$4,132,602		$4,225,517
Total cost of revenue	73,218	2,929,567	6,856	3,009,641

Gross profit (loss)	19,697	1,203,035	(6,856)	1,215,876
General and administrative	7,645	476,350	(522)	483,473
Research and development costs	—	105,580		105,580
Merger and Acquisition costs	79,767	29,178		108,945

Income (loss) from operations	(67,715)	591,927	(6,334)	517,878
Interest income (expense) and other	(1,204)	(188,297)	—	(189,501)

Income from continuing operations before tax and min. int	(68,919)	403,630	(6,334)	328,377
Provision for income tax	(26,396)	150,150	(2,626)	121,128

Income from continuing operations	(42,523)	253,480	(3,708)	207,249

Equity in earnings (loss) of unconsolidated entities, net	—	5,792	—	5,792
Minority interests in earnings, net of tax	—	(185)	—	(185)

Net income	$(42,523)	$259,087	$(3,708)	$212,856	$113,224	$326,080

Net income per share-basic	$(0.68)	$1.39		$1.11		$1.70

Pro forma Weighted average shares-basic	62,326	185,926		191,307		191,307

Net income per share-diluted	$(0.67)	$1.37		$1.09		$1.68

Pro forma Weighted average shares-diluted	63,796	189,196		194,652		194,652

Pro Forma Net Earnings				$212,856
Merger and Acquisition and Integration Costs, net of tax				67,654
Performance Based Stock Option Costs, net of tax				14,888

Pro Forma Net Earnings, excluding selected items				$295,398

Appendix C
Unaudited Pro Forma and Historical Segment Information
for the Quarters and Year Ended December 31, 2006 and 2005
(In thousands Except Per Share Data)
2006 — Quarter 4

	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	694,748	437,133	(2,812)	1,129,069	694,748	437,133	(2,812)	1,129,069
Cost of revenues	537,295	277,637	—	814,932	537,295	277,637	—	814,932

Gross profit	157,453	159,496	(2,812)	314,137	157,453	159,496	(2,812)	314,137
Selling, general and admin costs	40,765	47,124	33,320	121,209	40,765	47,124	33,320	121,209
Research development costs	18,696	9,323	—	28,019	18,696	9,323	—	28,019

Operating income	97,992	103,049	(36,132)	164,909	97,992	103,049	(36,132)	164,909

Depreciation and amortization	75,696	34,933	4,617	115,246	75,696	34,933	4,617	115,246

EBITDA	173,688	137,982	(31,515)	280,155	173,688	137,982	(31,515)	280,155

ProForma EBITDA	173,688	137,982	(31,515)	280,155
Merger and Acquisition and Integration costs	5,547	804	8,244	14,595
ProForma EBITDA, excluding selected items	179,235	138,786	(23,271)	294,750
2006 — Full Year

	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	2,549,741	1,678,605	(2,829)	4,225,517	2,458,777	1,678,606	(4,781)	4,132,602
Cost of revenues	1,994,223	1,015,418	—	3,009,641	1,914,148	1,015,419	—	2,929,567

Gross profit	555,518	663,187	(2,829)	1,215,876	544,629	663,187	(4,781)	1,203,035
Selling, general and admin costs	175,516	208,698	208,204	592,418	171,106	208,698	125,724	505,528
Research development costs	70,879	34,701	—	105,580	70,879	34,701	—	105,580

Operating income	309,123	419,788	(211,033)	517,878	302,644	419,788	(130,505)	591,927

Depreciation and amortization	294,394	139,815	10,471	444,680	283,354	139,815	10,381	433,550

EBITDA	603,517	559,603	(200,562)	962,558	585,998	559,603	(120,124)	1,025,477

ProForma EBITDA	603,517	559,603	(200,562)	962,558
Merger and Acquisition and Integration costs	13,398	4,153	91,394	108,945
Acceleration of performance-based shares			24,130	24,130

ProForma EBITDA, excluding selected items	616,915	563,756	(85,038)	1,095,633
2005 — Quarter 4

	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	598,576	405,313	(320)	1,003,569	302,690	405,313	(320)	707,683
Cost of revenues	455,542	229,504	—	685,046	232,408	229,504	—	461,912

Gross profit	143,034	175,809	(320)	318,523	70,282	175,809	(320)	245,771
Selling, general and admin costs	44,480	63,062	29,542	137,084	23,873	63,062	22,767	109,702
Research development costs	19,172	8,542	—	27,714	19,172	8,542	—	27,714

Operating income	79,382	104,205	(29,862)	153,725	27,237	104,205	(23,087)	108,355

Depreciation and amortization	74,328	35,358	2,142	111,828	40,522	35,358	1,872	77,752

EBITDA	153,710	139,563	(27,720)	265,553	67,759	139,563	(21,215)	186,107

2005 — Full Year

	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	2,325,571	1,562,161	(4,506)	3,883,226	1,208,430	1,562,161	(4,506)	2,766,085
Cost of revenues	1,778,630	889,161	—	2,667,791	904,124	889,161	—	1,793,285

Gross profit	546,941	673,000	(4,506)	1,215,435	304,306	673,000	(4,506)	972,800
Selling, general and admin costs	186,098	234,655	126,074	546,827	94,889	234,655	93,079	422,623
Research development costs	85,702	27,796	—	113,498	85,702	27,796	—	113,498

Operating income	275,141	410,549	(130,580)	555,110	123,715	410,549	(97,585)	436,679

Depreciation and amortization	283,483	144,593	7,389	435,465	148,850	144,593	6,195	299,638

EBITDA	558,624	555,142	(123,191)	990,575	272,565	555,142	(91,390)	736,317

Appendix D
Fidelity National Information Services, Inc.
Reconciliation of Non-GAAP Measures — 2007 Projections
(All amounts in millions, except per share amounts)
FIS presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
The amounts below are projections based on the guidance range given by FIS regarding its 2007 results. The tables below are reconciliations of pro forma projections of non-GAAP measures to the nearest GAAP measurement.

	Low	High
Pro Forma 2007 Net Earnings-Projected
Projected 2007 Net Earnings	$361	$372
Projected Write-off of Deferred Debt Costs, net of tax	17	17
Projected Merger and Acquisition Integration Costs, net of tax	5	5

Pro Forma Projected Net Earnings	$383	$394

Pro Forma 2007 Net Earnings Per Diluted Share-Projected
Projected 2007 Net Earnings Per Share	$1.86	$1.92
Projected Write-off of Deferred Debt Costs, net of tax	0.09	0.09
Projected Merger and Acquisition Integration Costs, net of tax	0.02	0.02

Pro Forma Projected Net Earnings per Diluted Share	$1.97	$2.03

Projected Diluted Weighted Average Shares Outstanding	194.4	194.4

Pro Forma 2007 Cash Earnings-Projected
Pro Forma Projected Net Earnings	$383	$394
Tax Adjusted Purchase Price Amortization	97	97

Pro Forma Projected Cash Earnings	$480	$491

Pro Forma 2007 Cash Earnings Per Diluted Share-Projected
Pro Forma Projected Net Earnings Per Share	$1.97	$2.03
Tax Adjusted Purchase Price Amortization Per Share	0.50	0.50

Pro Forma Projected Cash Earnings Per Diluted Share	$2.47	$2.53

Pro Forma EBITDA-Projected
Pro Forma Projected Net Earnings	$383	$394
Projected Income Tax Expense	219	223
Projected Interest Expense	176	176
Projected Depreciation and Amortization	459	459
Projected Equity in Earnings of Subsidiaries & Minority Interest	(13)	(13)
Projected Other, net (Other Income & Interest Income)	(18)	(12)

Pro Forma Projected EBITDA	$1,206	$1,227

Pro Forma Free Cash Flow-Projected
Pro Forma Projected Net Earnings	$383	$394
Projected Depreciation and Amortization	459	459
Projected Capital Expenditures	(310)	(290)

Pro Forma Projected Free Cash Flow	$532	$563